VANGUARD
STAR FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

 - The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

 - The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

 - The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       4

                                  FUND PROFILE
                                       6

                              PERFORMANCE SUMMARY
                                       8

                              FINANCIAL STATEMENTS
                                       9

                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 15.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]

JOHN J. BRENNAN          JOHN C.  BOGLE
CHAIRMAN & CEO           SENIOR CHAIRMAN

Powerful gains in the stock market more than made up for a modest downturn in bond prices during the six months ended June 30, 1999, propelling Vanguard STAR Fund to a strong return of +7.8% for the first half of the year.

     The table below presents the fund's total return (capital change plus reinvested dividends) for the period. It also shows the returns of our comparative standards, both of which STAR outperformed. The first of these standards is a portfolio made up of mutual funds weighted in accordance with our asset-allocation guidelines. The second is a composite benchmark made up of indexes representing the asset classes in which we invest: for stocks, the Wilshire 5000 Equity Index, a proxy for the entire U.S. stock market; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index. We also present, for your information, the return for the large-capitalization-dominated Standard & Poor's 500 Index.


------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                       SIX MONTHS ENDED
                                                        JUNE 30, 1999
------------------------------------------------------------------------
Vanguard STAR Fund                                           + 7.8%
------------------------------------------------------------------------
Composite Fund Average*                                      + 7.0%
------------------------------------------------------------------------
STAR Composite Index*                                        + 7.2%
------------------------------------------------------------------------
Wilshire 5000 Index                                          +11.8%
S&P 500 Index                                                +12.4
Lehman Aggregate Bond Index                                  - 1.4
Salomon Smith Barney
  3-Month Treasury Index                                     + 2.2
------------------------------------------------------------------------

* The STAR Composite Index is weighted 62.5% Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index. The Composite Fund Average is similarly weighted using the average general equity mutual fund, average fixed-income fund, and average money market fund, respectively.

     STAR Fund's return is based on an increase in net asset value from $17.96 per share on December 31, 1998, to $19.09 per share on June 30, 1999, and is adjusted for a dividend of $0.26 per share paid from net investment income. The fund did not distribute any net realized capital gains during the half-year. STAR's annualized yield as of June 30 was 3.0%.

THE PERIOD IN REVIEW

The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and the increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.

     The U.S. stock market, as measured by the Wilshire 5000 Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for the cyclicals and other "value" stocks, which had lagged the market not just in the first quarter but for much of the last five years. Within the S&P 500 Index, the value stocks--those characterized by above-average dividend yields and below-average price/earnings ratios--took the lead during the second quarter and for the first half, when they earned +14.0%, while growth stocks were up +11.0%.

     Also rebounding vigorously were small-cap stocks, which had trailed far behind large-caps in recent years. The small-cap Russell 2000 Index nicely outpaced the S&P 500 during the second quarter, although it trailed the large-cap index for the half-year, +9.3% to +12.4%.

     For bondholders, a surging economy has a dark side: the possibility that wage pressures and capacity constraints will push up inflation, which diminishes the buying power of future bond interest and principal payments. Interest rates held steady in January, but rose thereafter. By June 30, yields on U.S. Treasury notes and bonds were up by roughly 1 percentage point from their year-end 1998 levels. The benchmark 30-year Treasury bond's yield increased 86 basis points (0.86 percentage point), from 5.10% to 5.96%. The rate rise was smaller for short-term securities, with the 3-month Treasury bill's yield rising 33 basis points, from 4.45% on December 31 to 4.78% on June 30.

     The Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a benchmark for the taxable bond market, returned -1.4%, as a -4.4% price decline more than offset +3.0% in interest income for the six months. Price declines were larger for longer-term bonds, whose prices are more sensitive to interest rate fluctuations.

PERFORMANCE OVERVIEW

Returns from the Vanguard funds that STAR holds diverged widely, with strong gains for the stock funds and declines for the two bond funds. The net result, however, was a more-than-respectable return of +7.8%, which exceeded the composite returns of mutual funds (+7.0%) and broad market indexes (+7.2%) weighted in accordance with STAR's target mix of 62.5% stocks, 25% bonds, and 12.5% cash reserves.


-----------------------------------------------------------
                                            TOTAL RETURNS
                        PERCENTAGE OF     SIX MONTHS ENDED
VANGUARD FUND            STAR ASSETS        JUNE 30, 1999
-----------------------------------------------------------
STOCK FUNDS
  Windsor II                  26.9%           +11.0%
  Windsor                     16.5            +17.4
  Explorer                     5.5            + 9.9
  PRIMECAP                     5.3            +17.8
  Morgan Growth                5.2            +14.3
  U.S. Growth                  4.8            + 6.9
-----------------------------------------------------------
BOND FUNDS
  GNMA                        12.3%           - 0.5%
  Long-Term Corporate         12.0            - 5.0
-----------------------------------------------------------
MONEY MARKET FUND
  Prime                       11.5%           + 2.4%
-----------------------------------------------------------
COMBINED                     100.0%           + 7.8%
-----------------------------------------------------------

     Three of STAR's stock funds--Windsor, PRIMECAP, and Morgan
Growth--outpaced the Wilshire 5000 Index, while Windsor II, Explorer, and U.S. Growth trailed it. Taken as a group, STAR's equities earned +13.1%, ahead of the +11.8% return of the Wilshire 5000.

     While it's a mistake to make too much of a brief period's results, we believe that the half-year returns make an important point on behalf of diversification. During 1998, our worst-performing holding was Windsor Fund, which gained only +0.8%. But during the first half of this year, Windsor was our second-best holding, as the cyclical stocks that it emphasized roared back. Meanwhile, U.S. Growth Fund, which led our holdings in 1998 with an astonishing +40.0% return, posted the lowest gain of our six stock funds (+6.9%) during this year's first half. Given the unpredictability of the financial markets, having exposure to different sectors of the stock market--as well as to fixed-income and money market funds--is a time-tested way to control risk while seeking investing's rewards.

     Our two fixed-income holdings, the Long-Term Corporate and GNMA Funds, posted negative returns due to the rise in interest rates during the first half of the year. Because the average maturity of its holdings is roughly 20 years, our Long-Term Corporate Fund is particularly sensitive to changing interest rates. Last year, that factor helped to boost the fund's return. During the first half of 1999, the fund's interest income of +2.9% was more than offset by a share-price decline of -7.9%. Over the long haul, the effects of fluctuating interest rates tend to offset one another, leaving interest income as the primary influence on bond fund returns.

     Our GNMA Fund's return was -0.5%, as its share-price decline of -3.6% only slightly exceeded the +3.1% interest income it earned. Prices of mortgage-backed securities held up better than those of most other bonds because the rise in interest rates reduced the likelihood that mortgage-backed securities would be paid off early as homeowners refinanced mortgage loans.

     Our Prime Money Market Fund earned +2.4% during the half-year, exceeding the +2.2% return of the Salomon Smith Barney 3-Month Treasury Index.

IN SUMMARY

The divergence between stock and bond returns and the sudden shift in leadership among stocks during the first half of 1999 reinforced the benefits of a balanced investment approach--the bedrock principle on which Vanguard STAR Fund is built. Diversifying your investment program through holdings in stock funds, bond funds, and cash reserves gives you exposure to the rewards of the financial markets while spreading out the risks that go along with investing.

     Sticking with a balanced investment program can be trying at times, particularly when one market segment runs ahead of the others and seems to be "the only game in town." But in the long run, such a program helps investors to ride out the inevitable downturns en route to capturing the returns needed to meet your financial goals. So once you've decided on an investment plan suited to your time horizon, goals, and tolerance for risk, we urge you to "stay the course."

/s/ JOHN C. BOGLE                                      /s/ JOHN J. BRENNAN

John C. Bogle                                          John J. Brennan
Senior Chairman                                        Chairman and
                                                       Chief Executive Officer

July 13, 1999

NOTICE TO SHAREHOLDERS

In the past, the semiannual income dividend that Vanguard STAR Fund distributed to shareholders at midyear was paid at a "set rate" of $0.25 per share. Income the fund earned during the period that was in excess of the set rate was distributed in the December income dividend. Beginning with the dividend of $0.26 per share that was paid in June 1999, STAR Fund will distribute income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income by paying out substantially all of the income earned during the semiannual period to shareholders at midyear.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.

     As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.

     Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

-------------------------------------------------------------------------
                                                 TOTAL RETURNS
                                           PERIODS ENDED JUNE 30, 1999
                                       ----------------------------------
                                        6 MONTHS      1 YEAR    5 YEARS*
-------------------------------------------------------------------------
STOCKS
   S&P 500 Index                          12.4%        22.8%       27.9%
   Russell 2000 Index                      9.3          1.5        15.4
   Wilshire 5000 Index                    11.8         19.5        25.7
   MSCI EAFE Index                         4.1          7.9         8.5
-------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index            -1.4%         3.2%        7.8%
   Lehman 10 Year Municipal Bond Index    -1.7          2.3         6.8
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index              2.2          4.7         5.2
-------------------------------------------------------------------------
OTHER
     Consumer Price Index                  1.4%         2.0%        2.3%
-------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.

     Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

     Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).

     Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS

The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.

     Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS

Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).

     Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

FUND PROFILE
STAR FUND

This Profile presents key characteristics of the fund as of June 30, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 7.

FINANCIAL ATTRIBUTES
-------------------------------------------------------
Yield                                             3.0%
Expense Ratio                                       0%
Average Weighted Expense Ratio*                  0.37%

*For underlying funds; annualized.


FUND ASSET ALLOCATION
-------------------------------------------------------
STOCKS                                            64%
BONDS                                             24%
CASH RESERVES                                     12%

VOLATILITY MEASURES
-------------------------------------------------------
                                    STAR      S&P 500
-------------------------------------------------------
R-Squared                           0.93       1.00
Beta                                0.62       1.00

ALLOCATION TO UNDERLYING VANGUARD FUNDS
-------------------------------------------------------
Windsor II Fund                                26.9%
Windsor Fund                                   16.5
Explorer Fund                                   5.5
PRIMECAP Fund                                   5.3
Morgan Growth Fund                              5.2
U.S. Growth Fund                                4.8
GNMA Fund                                      12.3
Long-Term Corporate Fund                       12.0
Prime Money Market Fund                        11.5
---------------------------------------------------
Total                                         100.0%

FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------------------
AVERAGE MATURITY           Long
CREDIT QUALITY             Investment-Grade Corporate

EQUITY INVESTMENT FOCUS
-------------------------------------------------------
STYLE                      Value
MARKET CAP                 Large

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY
STAR FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 29, 1985-JUNE 30, 1999
----------------------------------------------------------------
                          STAR FUND                   COMPOSITE*
FISCAL       CAPITAL       INCOME          TOTAL        TOTAL
YEAR         RETURN        RETURN          RETURN       RETURN
----------------------------------------------------------------
1985          14.5%          0.5%           15.0%        15.1%
1986           5.5           8.4            13.9         12.6
1987          -5.5           7.2             1.7          3.1
1988          11.7           7.3            19.0         11.8
1989          11.8           7.0            18.8         18.0
1990          -9.6           6.0            -3.6         -1.6
1991          18.1           6.1            24.2         26.9
1992           6.3           4.2            10.5          8.0
1993           7.1           3.8            10.9         10.6
1994          -4.1           3.9            -0.2         -1.2
1995          23.7           4.9            28.6         23.3
1996          12.0           4.1            16.1         13.6
1997          17.3           3.9            21.2         17.9
1998           9.0           3.4            12.4         11.3
1999**         6.3           1.5             7.8          7.0
----------------------------------------------------------------

* 62.5% average general equity fund, 25% average fixed-income fund, and 12.5% average money market fund.

**Six months ended June 30, 1999.

See Financial Highlights table on page 13 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
------------------------------------------------------------------------------------------------
                                                                            10 YEARS
                       INCEPTION                               ---------------------------------
                         DATE         1 YEAR      5 YEARS        CAPITAL      INCOME     TOTAL
------------------------------------------------------------------------------------------------
STAR Fund             3/29/1985       10.37%      17.42%          8.07%       4.87%       12.94%
------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
STAR FUND                                                SHARES               (000)
-----------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
-----------------------------------------------------------------------------------
STOCK FUNDS (64.3%)
Vanguard Windsor II Fund                             68,688,102         $2,255,717
Vanguard Windsor Fund                                76,038,566          1,381,621
Vanguard Explorer Fund                                7,352,034            458,326
Vanguard PRIMECAP Fund                                8,031,144            445,487
Vanguard Morgan Growth Fund                          19,774,152            432,461
Vanguard U.S. Growth Fund                            10,060,396            403,120
                                                                      -------------
                                                                         5,376,732
                                                                      -------------
BOND FUNDS (24.3%)
Vanguard GNMA Fund                                  102,220,421          1,029,360
Vanguard Long-Term Corporate Fund                   118,010,233          1,003,087
                                                                      -------------
                                                                         2,032,447
                                                                      -------------
MONEY MARKET FUND (11.5%)
Vanguard Prime Money Market Fund Investor Shares    964,180,628            964,181
                                                                      -------------
-----------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
    (COST $6,102,196)                                                    8,373,360
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
-----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations
    in a Pooled Cash Account
    4.87%, 7/1/1999
    (COST $872)                                            $872                872
-----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
    (COST $6,103,068)                                                    8,374,232
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                            MARKET
                                                                            VALUE*
STAR FUND                                                                    (000)
-----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
-----------------------------------------------------------------------------------
Other Assets                                                         $      17,870
Liabilities                                                                (31,289)
                                                                      -------------
                                                                           (13,419)
-----------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------
Applicable to 437,882,522 outstanding $.001 par value shares
    of beneficial interest (unlimited authorization)                    $8,360,813
===================================================================================

NET ASSET VALUE PER SHARE                                                   $19.09
===================================================================================

*See Note A in Notes to Financial Statements.



-----------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
                                                          AMOUNT               PER
                                                           (000)             SHARE
-----------------------------------------------------------------------------------
Paid in Capital                                      $6,011,561             $13.72
Undistributed Net Investment Income                       4,141                .01
Accumulated Net Realized Gains                           73,947                .17
Unrealized Appreciation--Note D                       2,271,164               5.19
-----------------------------------------------------------------------------------
NET ASSETS                                           $8,360,813             $19.09
===================================================================================

STATEMENT OF OPERATIONS

This Statement shows the fund's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.



-------------------------------------------------------------------------------------
                                                                            STAR FUND
                                                       SIX MONTHS ENDED JUNE 30, 1999
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received                                             $115,527
   Interest                                                                        21
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                 115,548
-------------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received                                         23,105
   Investment Securities Sold                                                  52,082
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                              75,187
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     422,149
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $612,884
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


----------------------------------------------------------------------------------------------------------
                                                                                      STAR FUND
                                                                     -------------------------------------
                                                                           SIX MONTHS                YEAR
                                                                                ENDED               ENDED
                                                                        JUN. 30, 1999       DEC. 31, 1998
                                                                                (000)               (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
     Net Investment Income                                                $   115,548         $   247,383
     Realized Net Gain                                                         75,187             412,556
     Change in Unrealized Appreciation (Depreciation)                         422,149             239,881
                                                                     -------------------------------------
        Net Increase in Net Assets Resulting from Operations                  612,884             899,820
                                                                     -------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                   (112,433)           (246,270)
     Realized Capital Gain                                                         --            (412,420)
                                                                     -------------------------------------
      Total Distributions                                                    (112,433)           (658,690)
                                                                     -------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                                   371,448             956,647
     Issued in Lieu of Cash Distributions                                     109,091             642,212
     Redeemed                                                                (702,803)         (1,112,742)
                                                                     -------------------------------------
        Net Increase (Decrease) from Capital Share Transactions              (222,264)            486,117
----------------------------------------------------------------------------------------------------------
   Total Increase                                                             278,187             727,247
----------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                    8,082,626           7,355,379
                                                                     -------------------------------------
     End of Period                                                         $8,360,813          $8,082,626
==========================================================================================================
(1)Shares Issued (Redeemed)
     Issued                                                                    20,066              52,426
     Issued in Lieu of Cash Distributions                                       5,843              35,613
     Redeemed                                                                 (38,053)            (61,339)
                                                                     -------------------------------------
        Net Increase (Decrease) in Shares Outstanding                         (12,144)             26,700
==========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund's share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



----------------------------------------------------------------------------------------------------------------------
                                                                                STAR FUND
                                                                         YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED    -----------------------------------------------------------
THROUGHOUT EACH PERIOD                    JUNE 30, 1999       1998        1997        1996          1995         1994
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $17.96     $17.38     $15.86       $15.03        $12.61       $13.41
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .27        .58         .60         .58          .590          .53
    Capital Gain Distributions Received             .05        .86        1.06         .63          .435          .26
    Net Realized and Unrealized Gain (Loss)
         on Investments                            1.07        .70        1.65        1.19         2.550         (.82)
                                                 ---------------------------------------------------------------------
         Total from Investment Operations          1.39       2.14        3.31        2.40         3.575         (.03)
                                                 ---------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.26)      (.58)       (.59)       (.59)        (.590)        (.52)
    Distributions from Realized Capital Gains        --       (.98)      (1.20)       (.98)        (.565)        (.25)
                                                 ---------------------------------------------------------------------
         Total Distributions                       (.26)     (1.56)      (1.79)      (1.57)       (1.155)        (.77)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $19.09     $17.96      $17.38      $15.86        $15.03       $12.61
======================================================================================================================

TOTAL RETURN                                      7.77%     12.38%      21.15%      16.11%        28.64%       -0.21%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $8,361     $8,083      $7,355      $5,863        $4,842       $3,766
    Ratio of Total Expenses to
         Average Net Assets--Note B                  0%         0%          0%          0%            0%           0%
    Ratio of Net Investment Income to
         Average Net Assets                      2.84%*      3.18%       3.46%       3.71%         4.12%        4.01%
    Portfolio Turnover Rate                         5%*        16%         15%         18%           13%           9%
======================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in U.S. stock funds (predominantly large-capitalization value stock funds), 20% to 30% in bond funds, and about 10% in a money market fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The special service agreement provides that Vanguard will reimburse the fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended June 30, 1999, were reimbursed by Vanguard. The fund's Trustees and officers are also Directors and officers of Vanguard and the funds in which the fund invests.

C. During the six months ended June 30, 1999, the fund purchased $195,655,000 of investment securities and sold $404,000,000 of investment securities other than money market fund and temporary cash investments.

D. At June 30, 1999, unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,271,164,000, consisting of unrealized gains of $2,313,359,000 on securities that had risen in value since their purchase and $42,195,000 in unrealized losses on securities that had fallen in value since their purchase.

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

  Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

  On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

  If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

  Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
     Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
     Appreciation Fund*
Tax-Managed Growth and
     Income Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
     Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative
     Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate
     Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS

Admiral Intermediate-Term
     Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond
     Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
     (California, Florida,
     Massachusetts, New Jersey,
     New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS

Admiral Treasury Money
     Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
     (California, New Jersey,
     New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson - Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; Retired Vice Chairman and Director of RJR Nabisco; Director of Teco Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q562-08/10/1999

(C) 1999 The Vanguard Group, Inc.
Vanguard Marketing
Corporation, Distributor.
All rights reserved.

VANGUARD
LIFESTRATEGY FUNDS

VANGUARD LIFESTRATEGY INCOME FUND

VANGUARD LIFESTRATEGY CONSERVATIVE
  GROWTH FUND

VANGUARD LIFESTRATEGY MODERATE
  GROWTH FUND

VANGUARD LIFESTRATEGY GROWTH FUND

SEMIANNUAL REPORT - JUNE 30, 1999

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                   CONTENTS

                                 A MESSAGE TO
                               OUR SHAREHOLDERS

                                      1

                                 THE MARKETS
                                IN PERSPECTIVE

                                      4

                            PERFORMANCE SUMMARIES

                                      6

                                FUND PROFILES

                                      8

                             FINANCIAL STATEMENTS

                                      13



                        FOR AN UPDATE ON OUR YEAR 2000
                          PREPAREDNESS, SEE PAGE 26.



                       All comparative mutual fund data
                       are from Lipper or Morningstar,
                           unless otherwise noted.

FELLOW SHAREHOLDER,


[PHOTO]                  [PHOTO]
John J. Brenan           John C. Bogle
Chairman & CEO           Senior Chairman

Returns from stock and bond markets diverged during the first half of 1999, as stock prices rose significantly and bond prices declined. In this environment, all four Vanguard LifeStrategy Funds provided positive returns during the six months ended June 30, ranging from +1.2% for our Income Fund (which typically holds about 80% of its assets in bonds) to +7.7% for our Growth Fund (which holds about 80% of its assets in common stocks).

       The table below shows the total return (capital change plus reinvested dividends) for each fund during the half-year. The table also presents the returns for the composite benchmarks by which we gauge our funds' performance. These composite indexes are constructed from unmanaged indexes in proportions that match the target asset-class allocations of each of our funds. During the half-year, each of the LifeStrategy Funds trailed its composite index.

-------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                         SIX MONTHS ENDED
                                                           JUNE 30, 1999
-------------------------------------------------------------------------
LIFESTRATEGY INCOME                                           +1.2%
Income Composite Index*                                       +1.9
-------------------------------------------------------------------------
LIFESTRATEGY CONSERVATIVE GROWTH                              +3.4%
Conservative Growth Composite Index*                          +4.2
-------------------------------------------------------------------------
LIFESTRATEGY MODERATE GROWTH                                  +5.3%
Moderate Growth Composite Index*                              +5.7
-------------------------------------------------------------------------
LIFESTRATEGY GROWTH                                           +7.7%
Growth Composite Index*                                       +7.9
-------------------------------------------------------------------------

*Total returns for the composite indexes are derived by applying the fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Wilshire 5000 Equity Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for cash investments, the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.


       On page 3, in the table following this letter, you'll find detailed per-share figures for each fund, including its net asset values at the beginning and end of the semiannual period, the income dividends it paid during the period, and its annualized yield as of June 30.

THE PERIOD IN REVIEW

The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and increasing signs that a number of shaky foreign economies were on firmer footing. These factors were responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.

       The overall U.S. stock market, as measured by the Wilshire 5000 Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for the cyclicals and other "value" stocks that had lagged the market not just in the first quarter but for much of the last five years. During the first quarter, the growth stocks in the S&P 500 Index outpaced the value stocks--those characterized by above-average dividend yields and below-average price/earnings ratios. However, the situation reversed during the second quarter, and for the half-year value stocks carried the day with a gain of +14.0%, while growth stocks were up +11.0%.

       Also rebounding vigorously were small-cap stocks, which had trailed far behind large-caps in recent years. The small-cap Russell 2000 Index nicely outpaced the S&P 500 during the second quarter, although its half-year return of +9.3% trailed the +12.4% return of the large-cap index.

       The half-year also saw a change in leadership among international stocks. The long-suffering Pacific region--led by Japan--gained +21.1% in U.S.-dollar terms, while the heretofore robust European market declined -2.3% for U.S. investors due to the dollar's strong gains versus European currencies.

       For bondholders, the surging U.S. economy had a dark side: the possibility that prices and wages will rise and push up inflation, which diminishes the buying power of future bond interest and principal payments. Interest rates held steady in January, but rose throughout the rest of the half-year. By June 30, yields on U.S. Treasury notes and bonds were up by roughly 1 percentage point from their year-end 1998 levels. The benchmark 30-year Treasury bond's yield increased 86 basis points (0.86 percentage point), from 5.10% to 5.96%. The rate rise was less pronounced for short-term securities, with the 3-month Treasury bill's yield rising 33 basis points, from 4.45% on December 31 to 4.78% on June 30.

       The Lehman Aggregate Bond Index, which has an intermediate-term average maturity and is a benchmark for the taxable bond market, returned -1.4%, as a -4.4% price decline more than offset +3.0% in interest income for the six months. Price declines were larger for longer-term bonds, whose prices are more sensitive to interest rate fluctuations.

PERFORMANCE OVERVIEW

As you know, the four LifeStrategy Funds are "funds of funds," meaning that each holds shares in other Vanguard funds. Each LifeStrategy Fund has a different target mix of assets selected to provide a proportionately greater or lesser emphasis on current income and growth of capital. The table below shows each fund's asset allocation as of June 30. Because of the stock market's strong advance and the bond market's modest slump, returns of our funds rose in proportion to their allocations to stocks.

       Returns of the underlying funds during the half-year ranged from +11.9% for the Total Stock Market Index Fund to -1.4% for the Total Bond Market Index Fund. The Short-Term Corporate Fund posted a +1.2% return during the half-year, while the Total International Stock Index Fund gained +6.4%. The Asset Allocation Fund, which constitutes about one-fourth of the assets of each LifeStrategy Fund, earned +3.7%. Variations from our target allocations are due to the funds' holdings of Vanguard Asset Allocation Fund, which changes its mix of assets according to its adviser's expectations for future



TARGET AND ACTUAL ASSET ALLOCATIONS (JUNE 30, 1999)

----------------------------------------------------------------------------------------
                                    STOCKS*              BONDS              RESERVES
                               ----------------    ----------------     ----------------
LIFESTRATEGY FUND              TARGET    ACTUAL    TARGET    ACTUAL     TARGET    ACTUAL
----------------------------------------------------------------------------------------
Income                          20%       18%       80%        82%        0%        0%
Conservative Growth             40        38        60         62         0         0
Moderate Growth                 60        58        40         42         0         0
Growth                          80        78        20         22         0         0
----------------------------------------------------------------------------------------

*International stock positions for the Income, Conservative Growth, Moderate
 Growth, and Growth Funds equal, respectively, 0%, 5%, 10%, and 15% of assets.

returns from stocks, bonds, and cash investments. The Asset Allocation Fund began the period with an allocation of 60% stocks/40% bonds. On May 10, it took a more cautious stance toward stocks, changing its asset mix to 50% stocks/50% bonds. This stance proved detrimental, given the continued rise of the stock market and the price declines suffered by bonds during the half-year.

       The underperformance of the Asset Allocation Fund was the main reason that each LifeStrategy Fund fell slightly short of its composite index and mutual fund benchmark during the half-year. The adjacent table shows the returns of our funds and their fund composite benchmarks, which are constructed by applying our target asset allocations to the average returns earned by mutual funds in the various asset categories.


---------------------------------------------------------------
                                       TOTAL RETURNS
                              SIX MONTHS ENDED JUNE 30, 1999
                            -----------------------------------
                            VANGUARD   MUTUAL FUND
LIFESTRATEGY FUND             FUND      BENCHMARK*   DIFFERENCE
---------------------------------------------------------------
Income                        +1.2%       +2.3%       -1.1%
Conservative Growth           +3.4        +4.5        -1.1
Moderate Growth               +5.3        +6.1        -0.8
Growth                        +7.7        +8.3        -0.6
---------------------------------------------------------------

*Each benchmark is a blended composite that weights the returns of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate LifeStrategy Fund.


IN SUMMARY

The divergence between stock and bond returns during the first half of 1999 reinforced the benefits of a balanced investment approach-- the bedrock principle on which the Vanguard LifeStrategy Funds rest. Diversifying your investment program through holdings in stock funds, bond funds, and short-term reserves gives you exposure to the rewards of the financial markets while spreading out the risks that go along with investing.

       Sticking with a balanced investment program can be trying at times, particularly when one market segment runs ahead of the others and seems to be "the only game in town." But in the long run, such a program helps investors to ride out the inevitable downturns encountered en route to your financial goals. So once you've decided on an investment plan suited to your time horizon, goals, and tolerance for risk, we urge you to "stay the course."

/s/ JOHN C. BOGLE                          /s/ JOHN J. BRENNAN
John C. Bogle                              John J. Brennan
Senior Chairman                            Chairman and
                                           Chief Executive Officer

July 16, 1999


FUND STATISTICS
------------------------------------------------------------------------------------------
                     NET ASSET VALUE PER SHARE     SIX MONTHS ENDED JUNE 30, 1999
                     -------------------------     ------------------------------
                    DECEMBER 31,      JUNE 30,         INCOME      CAPITAL GAINS      SEC
LIFESTRATEGY FUND       1998            1999          DIVIDENDS    DISTRIBUTIONS    YIELD*
------------------------------------------------------------------------------------------
Income                 $13.22          $13.05           $0.32           --           5.34%
Conservative Growth     14.71           14.93            0.28           --           4.33
Moderate Growth         16.86           17.51            0.23           --           3.37
Growth                  18.79           20.07            0.16           --           2.38
------------------------------------------------------------------------------------------

*30-day advertised yield net of expenses at month-end.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.

       As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.

       Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

-----------------------------------------------------------------
                                            TOTAL RETURNS
                                     PERIODS ENDED JUNE 30, 1999
                                     ---------------------------
                                     6 MONTHS   1 YEAR  5 YEARS*
-----------------------------------------------------------------
STOCKS
  S&P 500 Index                          12.4%    22.8%     27.9%
  Russell 2000 Index                      9.3      1.5      15.4
  Wilshire 5000 Index                    11.8     19.5      25.7
  MSCI EAFE Index                         4.1      7.9       8.5
-----------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index            -1.4%     3.2%      7.8%
  Lehman 10 Year Municipal Bond Index    -1.7      2.3       6.8
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index             2.2      4.7       5.2
-----------------------------------------------------------------
OTHER
  Consumer Price Index                    1.4%     2.0%      2.3%
-----------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.

       Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

       Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).

       Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS

The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.

       Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS

Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).

       Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely, so an investment in the funds could lose money.

LIFESTRATEGY INCOME FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-JUNE 30, 1999
----------------------------------------------------------
         LIFESTRATEGY INCOME FUND    INCOME
                                     COMPOSITE
                                     INDEX*
FISCAL   CAPITAL  INCOME    TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
----------------------------------------------------------
1994      -1.2%    1.4%     0.2%      0.3%
1995      17.7     5.3     23.0      19.2
1996       1.9     5.7      7.6       7.4
1997       8.5%    5.7%    14.2%     13.0%
1998       7.9     5.3     13.2      11.2
1999**    -1.3     2.5      1.2       1.9
----------------------------------------------------------

* 60% Lehman Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon Smith Barney 3-Month Treasury Index.

**Six months ended June 30, 1999.

See Financial Highlights table on page 21 for dividend and capital gains information since the fund's inception.

LIFESTRATEGY CONSERVATIVE GROWTH FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-JUNE 30, 1999
----------------------------------------------------------
         LIFESTRATEGY CONSERVATIVE   CONSERVATIVE
               GROWTH FUND           GROWTH
                                     COMPOSITE
                                     INDEX*
FISCAL   CAPITAL  INCOME    TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
----------------------------------------------------------
1994      -1.3%    1.4%     0.1%      0.1%
1995      19.3     5.0     24.3      21.4
1996       5.6     4.8     10.4      10.1
1997      12.0%    4.8%    16.8%     15.8%
1998      11.3     4.6     15.9      14.2
1999**     1.5     1.9      3.4       4.2
----------------------------------------------------------

* 40% Lehman Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon Smith Barney 3-Month Treasury Index, and 5% MSCI EAFE Index.

**Six months ended June 30, 1999.

See Financial Highlights table on page 22 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                             INCEPTION           ------------------------
                                               DATE     1 YEAR   CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------
LifeStrategy Income Fund                     9/30/1994  6.97%     6.84%    5.46%   12.30%
LifeStrategy Conservative Growth Fund        9/30/1994  9.84      10.01    4.76    14.77
-----------------------------------------------------------------------------------------

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely, so an investment in the funds could lose money.

LIFESTRATEGY MODERATE GROWTH FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-JUNE 30, 1999
----------------------------------------------------------
         LIFESTRATEGY MODERATE       MODERATE
               GROWTH FUND           GROWTH
                                     COMPOSITE
                                     INDEX*
FISCAL   CAPITAL  INCOME   TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
----------------------------------------------------------
1994      -2.1%    1.4%     -0.7%     -0.3%
1995      24.1     3.8      27.9      26.5
1996       9.0     3.7      12.7      12.6
1997      15.9     3.9      19.8      19.5
1998      15.5     3.5      19.0      17.8
1999**     3.9     1.4       5.3       5.7
----------------------------------------------------------

* 50% Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index.

**Six months ended June 30, 1999.

See Financial Highlights table on page 22 for dividend and capital gains information since the fund's inception.

LIFESTRATEGY GROWTH FUND
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1994-JUNE 30, 1999
----------------------------------------------------------
         LIFESTRATEGY GROWTH FUND    GROWTH
                                     COMPOSITE
                                     INDEX*
FISCAL   CAPITAL  INCOME    TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
----------------------------------------------------------
1994      -1.5%    1.4%    -0.1%     -0.6%
1995      26.0     3.2     29.2      28.9
1996      12.5     2.9     15.4      15.4
1997      19.4     2.9     22.3      22.3
1998      18.8     2.6     21.4      20.5
1999**     6.8     0.9      7.7       7.9
----------------------------------------------------------

* 65% Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index.

**Six months ended June 30, 1999.

See Financial Highlights table on page 23 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
---------------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION
                                             INCEPTION   ------------------------------------
                                               DATE      1 YEAR     CAPITAL  INCOME   TOTAL
---------------------------------------------------------------------------------------------
LifeStrategy Moderate Growth Fund            9/30/1994    12.45%    13.72%   3.76%   17.48%
LifeStrategy Growth Fund                     9/30/1994    15.16     17.10    2.96    20.06
---------------------------------------------------------------------------------------------

FUND PROFILE
LIFESTRATEGY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-------------------------------------------------
Yield                                        5.3%
Expense Ratio                                  0%
Average Weighted Expense Ratio*             0.29%

*For underlying funds; annualized.

FUND ASSET ALLOCATION
-------------------------------------------
BONDS       82%
STOCKS      18%

VOLATILITY MEASURES
-------------------------------------------
                   LIFESTRATEGY      LEHMAN
                   INCOME            INDEX*
-------------------------------------------
R-Squared           0.71             1.00
Beta                0.25             1.00

*Lehman Aggregate Bond Index.

ALLOCATION TO UNDERLYING FUNDS
---------------------------------------------
Vanguard Asset Allocation Fund          25.3%
Vanguard Short-Term Corporate Fund      19.8
Vanguard Total Bond Market Index Fund   49.7
Vanguard Total Stock Market Index Fund   5.2
---------------------------------------------
Total                                  100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------
STYLE                      Blend
MARKET CAP                 Large

FIXED-INCOME INVESTMENT FOCUS
------------------------------------------
AVERAGE MATURITY           Medium
CREDIT QUALITY             Treasury/Agency

ALLOCATION TO UNDERLYING FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

FUND PROFILE
LIFESTRATEGY CONSERVATIVE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-------------------------------------------------
Yield                                       4.3%
Expense Ratio                                 0%
Average Weighted Expense Ratio*            0.29%

*For underlying funds; annualized.

FUND ASSET ALLOCATION
-------------------------------------------------
BONDS       62%
STOCKS      38%

VOLATILITY MEASURES
-------------------------------------------------
                LIFESTRATEGY
            CONSERVATIVE GROWTH     S&P 500
-------------------------------------------------
R-Squared                  0.94        1.00
Beta                       0.42        1.00

ALLOCATION TO UNDERLYING FUNDS
-----------------------------------------------------
Vanguard Asset Allocation Fund                  25.2%
Vanguard Short-Term Corporate Fund              19.8
Vanguard Total Bond Market Index Fund           29.8
Vanguard Total International Stock Index Fund    4.9
Vanguard Total Stock Market Index Fund          20.3
-----------------------------------------------------
Total                                          100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------
STYLE                      Blend
MARKET CAP                 Large

FIXED-INCOME INVESTMENT FOCUS
------------------------------------------
AVERAGE MATURITY           Medium
CREDIT QUALITY             Treasury/Agency

FUND PROFILE
LIFESTRATEGY MODERATE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------------------
Yield                                        3.4%
Expense Ratio                                  0%
Average Weighted Expense Ratio*             0.29%

*For underlying funds; annualized.

FUND ASSET ALLOCATION
-----------------------------------------------------
BONDS        42%
STOCKS       58%

VOLATILITY MEASURES
-----------------------------------------------------
                   LIFESTRATEGY
                MODERATE GROWTH     S&P 500
-----------------------------------------------------
R-Squared                  0.97        1.00
Beta                       0.61        1.00

ALLOCATION TO UNDERLYING FUNDS
-----------------------------------------------------
Vanguard Asset Allocation Fund                  25.1%
Vanguard Total Bond Market Index Fund           29.7
Vanguard Total International Stock Index Fund    9.8
Vanguard Total Stock Market Index Fund          35.4
-----------------------------------------------------
Total                                          100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------
STYLE                      Blend
MARKET CAP                 Large

FIXED-INCOME INVESTMENT FOCUS
------------------------------------------
AVERAGE MATURITY           Medium
CREDIT QUALITY             Treasury/Agency

FUND PROFILE
LIFESTRATEGY GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, including its allocations to various asset classes and to underlying Vanguard funds. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
-----------------------------------------------------
Yield                                        2.4%
Expense Ratio                                  0%
Average Weighted Expense Ratio*             0.29%

*For underlying funds; annualized.

FUND ASSET ALLOCATION
-----------------------------------------------------
BONDS       22%
STOCKS      78%

VOLATILITY MEASURES
-----------------------------------------------------
                   LIFESTRATEGY
                         GROWTH     S&P 500
-----------------------------------------------------
R-Squared                  0.98        1.00
Beta                       0.79        1.00

ALLOCATION TO UNDERLYING FUNDS
------------------------------------------------------
Vanguard Asset Allocation Fund                   25.0%
Vanguard Total Bond Market Index Fund             9.9
Vanguard Total International Stock Index Fund    14.7
Vanguard Total Stock Market Index Fund           50.4
------------------------------------------------------
Total                                           100.0%

EQUITY INVESTMENT FOCUS
------------------------------------------
STYLE                      Blend
MARKET CAP                 Large

FIXED-INCOME INVESTMENT FOCUS
------------------------------------------
AVERAGE MATURITY           Medium
CREDIT QUALITY             Treasury/Agency

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
LIFESTRATEGY INCOME FUND                                     SHARES         (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
----------------------------------------------------------------------------------
STOCK FUND (5.2%)
Vanguard Total Stock Market Index Fund Investor Shares          993,784   $ 30,161
                                                                          --------
BALANCED FUND (25.3%)
Vanguard Asset Allocation Fund                                5,933,691    147,927
                                                                          --------
BOND FUNDS (69.6%)
Vanguard Total Bond Market Index Fund Investor Shares        29,593,851    290,316
Vanguard Short-Term Corporate Fund Investor Shares           10,862,528    115,686
                                                                          --------
                                                                           406,002
                                                                          --------
----------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $555,872)                                                          584,090
----------------------------------------------------------------------------------
                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account 4.87%, 7/1/1999
  (COST $466)                                                      $466        466
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (COST $556,338)                                                          584,556
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
LIFESTRATEGY INCOME FUND                                     SHARES         (000)
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
----------------------------------------------------------------------------------
Other Assets                                                              $  3,010
Liabilities                                                                (4,266)
                                                                          --------
                                                                           (1,256)
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 44,705,268 outstanding
  $ .001 par value shares
  of beneficial interest (unlimited authorization)                        $583,300
==================================================================================

NET ASSET VALUE PER SHARE                                                   $13.05
==================================================================================

*See Note A in Notes to Financial Statements.

----------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                                  AMOUNT       PER
                                                                   (000)     SHARE
----------------------------------------------------------------------------------
Paid in Capital                                                 $554,703    $12.41
Overdistributed Net Investment Income                               (90)        --
Accumulated Net Realized Gains                                       469       .01
Unrealized Appreciation--Note D                                   28,218       .63
----------------------------------------------------------------------------------
 NET ASSETS                                                     $583,300    $13.05
==================================================================================

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
LIFESTRATEGY CONSERVATIVE GROWTH FUND                        SHARES         (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.1%)
----------------------------------------------------------------------------------
STOCK FUNDS (25.3%)
Vanguard Total Stock Market Index Fund Investor Shares       10,944,898   $332,178
Vanguard Total International Stock Index Fund                 6,786,394     80,690
                                                                          --------
                                                                           412,868
                                                                          --------
BALANCED FUND (25.2%)
Vanguard Asset Allocation Fund                               16,480,488    410,858
                                                                          --------
BOND FUNDS (49.6%)
Vanguard Total Bond Market Index Fund Investor Shares        49,609,855    486,673
Vanguard Short-Term Corporate Fund Investor Shares           30,315,858    322,864
                                                                          --------
                                                                           809,537
                                                                          --------
----------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $1,430,619)                                                      1,633,263
----------------------------------------------------------------------------------
                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account 4.87%, 7/1/1999
  (COST $795)                                                      $795        795
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $1,431,414)                                                      1,634,058
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------------------------------
Other Assets                                                                 6,646
Liabilities                                                                (8,170)
                                                                          --------
                                                                           (1,524)
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 109,332,509 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)               $1,632,534
==================================================================================

NET ASSET VALUE PER SHARE                                                   $14.93
==================================================================================

*See Note A in Notes to Financial Statements.

----------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                                  AMOUNT       PER
                                                                   (000)     SHARE
----------------------------------------------------------------------------------
Paid in Capital                                               $1,427,254    $13.05
Overdistributed Net Investment Income                              (107)        --
Accumulated Net Realized Gains                                     2,743       .03
Unrealized Appreciation--Note D                                  202,644      1.85
----------------------------------------------------------------------------------
NET ASSETS                                                    $1,632,534    $14.93
==================================================================================

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
LIFESTRATEGY MODERATE GROWTH FUND                            SHARES         (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (100.0%)
----------------------------------------------------------------------------------
STOCK FUNDS (45.2%)
Vanguard Total Stock Market Index Fund Investor Shares     32,692,796   $  992,226
Vanguard Total International Stock Index Fund              22,987,552      273,322
                                                                         ---------
                                                                         1,265,548
                                                                         ---------
BALANCED FUND (25.1%)
Vanguard Asset Allocation Fund                             28,213,917      703,373
                                                                         ---------
BOND FUND (29.7%)
Vanguard Total Bond Market Index Fund Investor Shares      84,605,769      829,983
                                                                         ---------
----------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $2,306,555)                                                      2,798,904
----------------------------------------------------------------------------------
                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account 4.87%, 7/1/1999
  (COST $56)                                                      $56           56
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $2,306,611)                                                      2,798,960
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------------------------------
Other Assets                                                                 9,424
Liabilities                                                                (9,575)
                                                                         ---------
                                                                             (151)
----------------------------------------------------------------------------------
NET ASSETS (100%)

----------------------------------------------------------------------------------
Applicable to 159,866,061 outstanding $.001 par
  value shares of beneficial interest
  (unlimited authorization)                                             $2,798,809
==================================================================================

NET ASSET VALUE PER SHARE                                               $    17.51
==================================================================================

*See Note A in Notes to Financial Statements.

----------------------------------------------------------------------------------
 AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                                  AMOUNT       PER
                                                                   (000)     SHARE
----------------------------------------------------------------------------------
Paid in Capital                                               $2,301,251    $14.40
Accumulated Net Investment Income                                     54        --
Accumulated Net Realized Gains                                     5,155       .03
Unrealized Appreciation--Note D                                  492,349      3.08
----------------------------------------------------------------------------------
NET ASSETS                                                    $2,798,809    $17.51
==================================================================================

----------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
LIFESTRATEGY GROWTH FUND                                     SHARES         (000)
----------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.9%)
----------------------------------------------------------------------------------
STOCK FUNDS (65.0%)
Vanguard Total Stock Market Index Fund Investor Shares     41,641,057   $1,263,806
Vanguard Total International Stock Index Fund              30,951,909      368,018
                                                                         ---------
                                                                         1,631,824
                                                                         ---------
BALANCED FUND (25.0%)
Vanguard Asset Allocation Fund                             25,152,224      627,045
                                                                         ---------
BOND FUND (9.9%)
Vanguard Total Bond Market Index Fund Investor Shares      25,394,251      249,118
                                                                         ---------
----------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $1,946,077)                                                      2,507,987
----------------------------------------------------------------------------------
                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
----------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account 4.87%, 7/1/1999
  (COST $2,204)                                                $2,204        2,204
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $1,948,281)                                                      2,510,191
----------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------------------------------
Other Assets                                                                 6,426
Liabilities                                                                (5,761)
                                                                         ---------
                                                                               665
----------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------
Applicable to 125,110,726 outstanding $.001 par value
  shares of beneficial interest
  (unlimited authorization)                                             $2,510,856
==================================================================================

NET ASSET VALUE PER SHARE                                                   $20.07
==================================================================================

*See Note A in Notes to Financial Statements.


----------------------------------------------------------------------------------
 AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
                                                                  AMOUNT       PER
                                                                   (000)     SHARE
----------------------------------------------------------------------------------
Paid in Capital                                               $1,941,793    $15.52
Accumulated Net Investment Income                                    948       .01
Accumulated Net Realized Gains                                     6,205       .05
Unrealized Appreciation--Note D                                  561,910      4.49
----------------------------------------------------------------------------------
NET ASSETS                                                    $2,510,856    $20.07
==================================================================================

STATEMENT OF OPERATIONS

This Statement shows each fund's Income Distributions Received from the other Vanguard funds in which it invests. This Statement also shows any Capital Gain Distributions Received from the other funds' realized net gains, Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

---------------------------------------------------------------------------------------------------
                                                         LIFESTRATEGY    LIFESTRATEGY
                                           LIFESTRATEGY  CONSERVATIVE        MODERATE  LIFESTRATEGY
                                                 INCOME        GROWTH          GROWTH        GROWTH
                                                   FUND          FUND            FUND          FUND
                                           --------------------------------------------------------
                                                 SIX MONTHS ENDED JUNE 30, 1999
                                           --------------------------------------------------------
                                                  (000)         (000)           (000)        (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received                 $12,899       $ 30,196     $  36,823     $ 21,218
   Interest                                           18             24            58           58
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                     12,917         30,220        36,881       21,276
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Capital Gain Distributions Received               509          2,426         5,926        6,404
   Investment Securities Sold                        125            388          (339)          34
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                    634          2,814         5,587        6,438
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENT SECURITIES        (8,309)        18,954        86,631      136,648
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                               $  5,242      $ 51,988      $129,099     $164,362
===================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------------
                                                                   LIFESTRATEGY                            LIFESTRATEGY
                                                                   INCOME FUND                        CONSERVATIVE GROWTH FUND
                                                         -------------------------------       ---------------------------------
                                                            SIX MONTHS              YEAR          SIX MONTHS               YEAR
                                                                 ENDED             ENDED               ENDED              ENDED
                                                         JUN. 30, 1999     DEC. 31, 1998       JUN. 30, 1999      DEC. 31, 1998
                                                                 (000)             (000)               (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                  $    12,917        $    18,114        $    30,220        $    47,782
   Realized Net Gain                                              634              6,230              2,814             18,699
   Change in Unrealized Appreciation
     (Depreciation)                                            (8,309)            19,239             18,954             97,520
                                                          ----------------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Operations                                        5,242             43,583             51,988            164,001
                                                          ----------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                      (13,044)           (18,129)           (29,725)           (48,539)
   Realized Capital Gain                                           --             (6,279)                --            (18,656)
                                                          ----------------------------------------------------------------------
      Total Distributions                                     (13,044)           (24,408)           (29,725)           (67,195)
                                                          ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                     212,001            273,108            348,320            721,533
   Issued in Lieu of Cash Distributions                        11,375             21,361             27,754             63,978
   Redeemed                                                   (81,171)          (108,685)          (181,512)          (269,557)
                                                          ----------------------------------------------------------------------
      Net Increase from Capital Share Transactions            142,205            185,784            194,562            515,954
--------------------------------------------------------------------------------------------------------------------------------
   Total Increase                                             134,403            204,959            216,825            612,760
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                        448,897            243,938          1,415,709            802,949
                                                          ----------------------------------------------------------------------
   End of Period                                          $   583,300        $   448,897        $ 1,632,534        $ 1,415,709
================================================================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                      16,016             21,063             23,409             50,880
   Issued in Lieu of Cash Distributions                           878              1,632              1,891              4,416
   Redeemed                                                    (6,137)            (8,368)           (12,182)           (19,020)
                                                          ----------------------------------------------------------------------
      Net Increase in Shares Outstanding                       10,757             14,327             13,118             36,276
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                    LIFESTRATEGY                           LIFESTRATEGY
                                                                MODERATE GROWTH FUND                       GROWTH FUND
                                                         ---------------------------------     ---------------------------------
                                                            SIX MONTHS               YEAR         SIX MONTHS               YEAR
                                                                 ENDED              ENDED              ENDED              ENDED
                                                         JUN. 30, 1999      DEC. 31, 1998      JUN. 30, 1999      DEC. 31, 1998
                                                                 (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                  $    36,881        $    61,334        $    21,276        $    39,054
   Realized Net Gain                                            5,587             30,755              6,438             26,190
   Change in Unrealized Appreciation (Depreciation)            86,631            220,429            136,648            233,545
      Net Increase in Net Assets Resulting
                                                          ----------------------------------------------------------------------
         from Operations                                      129,099            312,518            164,362            298,789
                                                          ----------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                      (36,408)           (61,591)           (19,846)           (39,473)
   Realized Capital Gain                                           --            (30,946)                --            (26,309)
                                                          ----------------------------------------------------------------------
      Total Distributions                                     (36,408)           (92,537)           (19,846)           (65,782)
                                                          ----------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                     696,700            874,948            614,447            712,132
   Issued in Lieu of Cash Distributions                        32,387             86,634             18,934             64,618
   Redeemed                                                  (224,913)          (337,628)          (191,163)          (269,352)
                                                          ----------------------------------------------------------------------
      Net Increase from Capital Share Transactions            504,174            623,954            442,218            507,398
--------------------------------------------------------------------------------------------------------------------------------
   Total Increase                                             596,865            843,935            586,734            740,405
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                      2,201,944          1,358,009          1,924,122          1,183,717
                                                          ----------------------------------------------------------------------
   End of Period                                          $ 2,798,809        $ 2,201,944        $ 2,510,856        $ 1,924,122
================================================================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                      40,383             55,074             31,616             40,609
   Issued in Lieu of Cash Distributions                         1,897              5,182                972              3,460
   Redeemed                                                   (13,034)           (21,344)            (9,856)           (15,501)
                                                          ----------------------------------------------------------------------
      Net Increase in Shares Outstanding                       29,246             38,912             22,732             28,568
================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; its share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gains distributions representing the "pass-through" of capital gains distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    LIFESTRATEGY INCOME FUND
                                                                           YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED     --------------------------------------------------   SEP. 30* TO
THROUGHOUT EACH PERIOD                          JUNE 30, 1999       1998        1997            1996          1995   DEC. 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $13.22     $12.43      $11.55          $11.54         $9.88         $10.00
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                  .32        .63         .63             .64           .49           .14
   Capital Gain Distributions Received                    .01        .20         .15             .19           .09            --
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     (.18)       .78         .83             .03          1.66          (.12)
                                                   -------------------------------------------------------------------------------
      Total from Investment Operations                    .15       1.61        1.61             .86          2.24           .02
                                                   -------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                  (.32)      (.63)       (.63)           (.64)         (.49)         (.14)
   Distributions from Realized Capital Gains               --       (.19)       (.10)           (.21)         (.09)           --
                                                   -------------------------------------------------------------------------------
      Total Distributions                                (.32)      (.82)       (.73)           (.85)         (.58)         (.14)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $13.05     $13.22      $12.43          $11.55        $11.54         $9.88
==================================================================================================================================

TOTAL RETURN                                            1.17%     13.17%      14.23%           7.65%        22.99%         0.20%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (Millions)                  $583       $449        $244            $151          $121           $11
   Ratio of Expenses to
      Average Net Assets--Note B                           0%         0%          0%              0%            0%            0%
   Ratio of Net Investment Income to
      Average Net Assets                              5.04%**      5.24%       5.54%           5.66%         5.76%       7.31%**
   Portfolio Turnover Rate                               4%**         3%          6%             22%            4%            1%
==================================================================================================================================

 *Inception
**Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                               LIFESTRATEGY CONSERVATIVE GROWTH FUND
                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED     -----------------------------------------------    SEP. 30* TO
THROUGHOUT EACH PERIOD                            JUNE 30, 1999       1998       1997           1996          1995   DEC. 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $14.71     $13.40     $12.14          $11.68        $9.89         $10.03
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .29        .58        .56             .53          .47            .14
   Capital Gain Distributions Received                      .03        .20        .18             .20          .11            .01
   Net Realized and Unrealized Gain (Loss)
      on Investments                                        .18       1.32       1.27             .46         1.80           (.14)
                                                      ----------------------------------------------------------------------------
      Total from Investment Operations                      .50       2.10       2.01            1.19         2.38            .01
                                                      ----------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.28)      (.59)      (.56)           (.53)        (.47)          (.14)
   Distributions from Realized Capital Gains                 --       (.20)      (.19)           (.20)        (.12)          (.01)
                                                      ----------------------------------------------------------------------------
      Total Distributions                                  (.28)      (.79)      (.75)           (.73)        (.59)          (.15)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $14.93     $14.71     $13.40          $12.14       $11.68          $9.89
==================================================================================================================================

TOTAL RETURN                                              3.44%     15.88%     16.81%          10.36%       24.35%          0.10%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                  $1,633     $1,416       $803            $462         $219            $41
   Ratio of Expenses to
      Average Net Assets--Note B                             0%         0%         0%              0%           0%             0%
   Ratio of Net Investment Income to
      Average Net Assets                                3.95%**      4.32%      4.61%           4.86%        5.14%        7.07%**
   Portfolio Turnover Rate                                 1%**         3%         1%              2%           1%             0%
==================================================================================================================================

 *Inception.
**Annualized.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                LIFESTRATEGY MODERATE GROWTH FUND
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED   -----------------------------------------------------   SEP. 30* TO
THROUGHOUT EACH PERIOD                         JUNE 30, 1999         1998           1997           1996        1995  DEC. 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $16.86       $14.81         $12.97         $12.11      $ 9.86      $ 10.08
INVESTMENT OPERATIONS
   Net Investment Income                                 .23         .510           .490            .44         .36          .14
   Capital Gain Distributions Received                   .03         .241           .236            .22         .13          .01
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     .62        2.054          1.819            .87        2.25         (.22)
                                                    -----------------------------------------------------------------------------
      Total from Investment Operations                   .88        2.805          2.545           1.53        2.74         (.07)
                                                    -----------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                 (.23)       (.510)         (.490)          (.44)       (.36)        (.14)
   Distributions from Realized Capital Gains              --        (.245)         (.215)          (.23)       (.13)        (.01)
                                                    -----------------------------------------------------------------------------
      Total Distributions                               (.23)       (.755)         (.705)          (.67)       (.49)        (.15)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $17.51       $16.86         $14.81          $12.97     $12.11       $ 9.86
==================================================================================================================================

TOTAL RETURN                                           5.25%       19.03%         19.77%          12.71%     27.94%       -0.70%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)               $2,799       $2,202         $1,358            $826       $235          $35
   Ratio of Expenses to
      Average Net Assets--Note B                          0%           0%             0%              0%         0%           0%
   Ratio of Net Investment Income to
      Average Net Assets                             2.97%**        3.43%          3.72%           3.98%      4.42%      7.10%**
   Portfolio Turnover Rate                              1%**           5%             2%              3%         1%           0%
===================================================================================================================================

 *Inception
**Annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                              LIFESTRATEGY GROWTH FUND
                                                                             YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                     SIX MONTHS ENDED     ---------------------------------------------     SEP. 30* TO
THROUGHOUT EACH PERIOD                         JUNE 30, 1999       1998          1997       1996        1995     DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $18.79       $16.04       $13.68      $12.36      $9.93          $10.10
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                .17         .410          .39         .34        .32             .13
   Capital Gain Distributions Received                  .05         .264          .28         .24        .14             .02
   Net Realized and Unrealized Gain (Loss)
      on Investments                                   1.22        2.751         2.36        1.32       2.43            (.16)
                                                    ----------------------------------------------------------------------------
      Total from Investment Operations                 1.44        3.425         3.03        1.90       2.89            (.01)
                                                    ----------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                (.16)       (.410)        (.38)       (.35)      (.31)           (.14)
   Distributions from Realized Capital Gains             --        (.265)        (.29)       (.23)      (.15)           (.02)
                                                    ----------------------------------------------------------------------------
      Total Distributions                              (.16)       (.675)        (.67)       (.58)      (.46)           (.16)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $20.07       $18.79       $16.04      $13.68     $12.36           $9.93
================================================================================================================================

TOTAL RETURN                                          7.69%       21.40%       22.26%      15.41%     29.24%          -0.10%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)              $2,511       $1,924       $1,184        $629       $217            $38
   Ratio of Expenses to
      Average Net Assets--Note B                         0%           0%           0%          0%         0%             0%
   Ratio of Net Investment Income to
      Average Net Assets                            1.95%**        2.53%        2.84%       3.18%      3.67%        7.06%**
   Portfolio Turnover Rate                             1%**           2%           1%          0%         1%             1%
================================================================================================================================

 *Inception
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Funds comprises the LifeStrategy Income Fund, LifeStrategy Conservative Growth Fund, LifeStrategy Moderate Growth Fund, and LifeStrategy Growth Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distri-butions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     4. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The special service agreement provides that Vanguard will reimburse the funds' expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the six months ended June 30, 1999, were reimbursed by Vanguard. The funds' Trustees and officers are also Directors and officers of Vanguard and the funds in which the funds invest.

C. During the six months ended June 30, 1999, purchases and sales of investment securities were:

---------------------------------------------------------------------
                                                      (000)
                                      -------------------------------
LIFESTRATEGY FUND                         PURCHASES         SALES
---------------------------------------------------------------------
Income                                     $151,159          $  9,775
Conservative Growth                         212,009            11,331
Moderate Growth                             531,496            17,645
Growth                                      455,270             8,469
---------------------------------------------------------------------

D. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

-----------------------------------------------------------------------
                                              (000)
                          ---------------------------------------------
                                                              NET
                          APPRECIATED     DEPRECIATED      UNREALIZED
LIFESTRATEGY FUND         SECURITIES       SECURITIES     APPRECIATION
-----------------------------------------------------------------------
Income                    $  35,595      $  (7,377)        $ 28,218
Conservative Growth         215,125        (12,481)         202,644
Moderate Growth             506,787        (14,438)         492,349
Growth                      566,406         (4,496)         561,910
-----------------------------------------------------------------------

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

       Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans-- including provision for alternative providers where appropriate.

       On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

    If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

    Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                            TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                             OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                           OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                   VANGUARD
                                  MILESTONES

                                  [GRAPHIC]

                            The Vanguard Group is
                           named for HMS Vanguard,
                      Admiral Horatio Nelson's flagship
                         at the Battle of the Nile on
                         August 1, 1798. Our founder,
                        John C. Bogle, chose the name
                       after reading Nelson's inspiring
                     tribute to his fleet: "Nothing could
                         withstand the squadron . . .
                      with the judgment of the captains,
                     together with their valour, and that
                       of the officers and men of every
                description, it was absolutely irresistible."

                                  [GRAPHIC]

                         Walter L. Morgan, founder of
                        Wellington Fund, the nation's
                         oldest balanced mutual fund
                       and forerunner of today's family
                         of some 100 Vanguard funds,
                       celebrated his 100th birthday on
                          July 23, 1998. Mr. Morgan,
                       a true investment pioneer, died
                       six weeks later on September 2.

                                  [GRAPHIC]

                               Wellington Fund,
                      The Vanguard Group's oldest fund,
                        was incorporated by Mr. Morgan
                     70 years ago, on December 28, 1928.
                           The fund was named after
                           the Duke of Wellington,
                            whose forces defeated
                          Napoleon Bonaparte at the
                         Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q882-08/17/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.